REINSURANCE AMENDMENT 2

                                 Treaty No. CMC-0902

                                       between

                        Texas Imperial Life Insurance Company

                                         and

                          Alabama Reassurance Company, Inc.


     WHEREAS, Texas Imperial Life Insurance Company (the "Company") and Alabama Reassurance Company, Inc. (the "Reinsurer") are parties to a reinsurance agreement (#CMC-0902)(this "Agreement")and

     WHEREAS, the Company and the Reinsurer are also parties to two other reinsurance agreements (the "Other Agreements"), covering business the Company assumed from Trans-Western Life Insurance Company (#OCO-0802) and Family Life Insurance Company of Texas (#CMC-0804), and

     WHEREAS, the Company and Reinsurer would realize administrative efficiencies by consolidating the business reinsured under the Other Agreements with the business reinsured under this Agreement, it is therefore
     AGREED, as follows:

          a) the "Policies and Risks Reinsured" as defined in Schedule A to this Agreement is hereby amended to add the business listed on the respective Schedules A of the Other Agreements; and
          b) the "Mod-co percentage" as defined in 5.01(b) of this Agreement, as of the effective date of this Amendment shall be sixty-five percent (65%); and
          c) the "Administration Expense Allowance" as defined in 3/02(e) is hereby amended to "an annual rate of three and one-half percent (3.5%)of the statutory reserve on the portion of the policies reinsured hereunder as of the beginning of the accounting period for which this calculation is being made plus any actual state, county, or parish premium taxes paid by the Company on the portion of the premiums reinsured hereunder"; and
          d) the "Reinsurer's Minimum Profit Retention" is hereby amended to "fifty basis point (0.5%) of the coinsurance reserve established in accordance with 5.03, as of the beginning of the then current accounting period".

     The effective date of this Amendment is January 1, 1996.

     On Behalf of Texas Imperial Life Insurance (Company)

     /s/John D. Cornett, President  12/29/95

     On Behalf of Alabama Reinsurance Company, Inc. (Reinsurer)

     /s/Rodney Windham, VP & Actuary  12/22/95

                                     SCHEDULE A

                            POLICIES AND RISKS REINSURED
                            ----------------------------

     Under this Agreement, the Reinsurer reinsures 100% of the following risks on the blocks of ordinary life insurance policies issued or assumed by the Company and described below:

           FORM          DESCRIPTION                  QUOTA SHARE

             WL          CHAMBERLAIN 3.5%                 100%
          GDBWL          CHAMBERLAIN 3.5%                 100%
           10PL          1958 CSO 3%                      100%
             WL          1958 CSO 3.5%                    100%
           10PL          1980 CSO 4% SEX DISTINCT         100%
           20PL          1980 CSO 4% SEX DISTINCT         100%
           10PL          1980 CSO 6% SEX DISTINCT         100%
           15PL          1980 CSO 6% SEX DISTINCT         100%
           20PL          1980 CSO 6% SEX DISTINCT         100%
           PUWL          1958 CSO (ANB) 3.5% NL           100%
            FPA          FLEXIBLE PREMIUM ANNUITIES       100%
           SPWL          1980 CSO ALB 5.25%               100%
           SPRP          5 PAY, 2YR RETURN OF PREM        100%
          10PRP          10 PAY, 2YR RETURN OF PREM       100%













     Originally Trans-Western treaty

                                     SCHEDULE A

                            POLICIES AND RISKS REINSURED
                            ----------------------------

     Under this Agreement, the Reinsurer reinsures a 20% quota share of the risks on the blocks of insurance policies issued by the Company and described below:


       VALUATION                                          POLICY COUNT
          CODE           DESCRIPTION                      as of 8/1/94
     --------------------------------------------------------------------

          M161           CHAMBERLAIN 3.5%                     14,193

          M121           CHAMBERLAIN 2.5%                        738

          O143           58CSO ANB MALE 3% CRVM                  186

          0163           58CSO ANB MALE 3.5% CRVM              1,863

          N143           41CSO 3% CRVM                            77

          S163           58CSO ALB MALE 3.5% CRVM                156

          M122           CHAMBERLAIN 2.5%                      1,202

          M121           CHAMBERLAIN 3.5%                     21,631

          0141           PAID UP - 58CSO ANB MALE 3% NL           83

          M161           PAID UP - CHAMBERLAIN 3.5%                2

          M162           PAID UP - 58CSO ANB MALE 3% CRVM         16

          0143           FULLY PAID UP - 58CSO ANB MALE 3% CRVM    7

          0143           ETI - 58CSO ANB MALE 3% CRVM             43
















     Originally Family Life Treaty